Slide 1

# Roth Capital Partners
# Media & Technology Conference
# Sept. 25, 2008

Meredith CORPORATION

Steve Lacy

Good afternoon, and thank you for the opportunity to share some insight on Meredith. I want to thank Richard Ingrassia, in particular, for our invitation today.

Slide 2

# Agenda

- Meredith overview
- Multi-platform brands across life stages
- Financial overview

2

Meredith has successfully built businesses of scale at the national and local levels, as well as in the digital world.

I'll begin today with an overview of our company, touching on our brands and properties.

Then I'll move into our multi-platform strategy. In brief, our goal is to take our industry leading consumer brands and expert content and make them available to consumers wherever and whenever they want it. I'll share a few case studies highlighting how we are doing this.

I'll close with a review of our financials.

Slide 3

Meredith Overview

# Balanced Revenue Mix

**Advertising Revenues: 60%**

**Non-advertising Revenues: 40%**

Parents
Better Homes and Gardens.
More
KCTV 5
KANSAS CITY
FOX 12
OREGON
fitness
mind body + spirit
PDX49
UNIVERSAL FURNITURE
WAL★MART
Better Homes
NEW COOK BOOK
diabetic LIVING
genex.
free year
10 issues free!
More
NMS
new media strategies

3

Meredith generates approximately $1.6 billion in annual revenues. Approximately 60 percent comes from advertising in our diverse national magazine portfolio; our local television stations; and on our 40+ web sites.

Fully 40 percent of our revenue comes from sources other than advertising. These include fast-growing segments of our business such as integrated marketing and brand licensing as well as consumer subscriptions and newsstand sales of our magazines.

This balance has given Meredith the ability to outperform our peers in times when the general economy is strong. It has also given us the strength to gain market share in past downturns, and again out-perform our competitors in times of recovery.

Slide 4

Meredith Overview

# Broad Media and Marketing Footprint

## National Brands

**Revenues: $1 billion**

- **25 subscription titles**
- **180 Newsstand titles**

4

Our publishing business, anchored by such strong national brands as Better Homes and Gardens, Parents, Family Circle and More, generates approximately $1 billion in annual revenues.

Through this business, we reach 75 million unduplicated women each month -- making Meredith the leading media company serving women. We deliver both editorial content aimed at improving their lives and messages on behalf of our advertisers.

Our reach to adult women easily surpasses that of competitors such as Time, Hearst, and Condé Nast.

Slide 5

Meredith Overview

# National Brand Reach Across Life Stages

## YOUNG ADULTS
- Home Starter, Age 25+
- Relationship Formation
- Marriage
- First-time Home Buyer

## YOUNG FAMILIES
- Home Maker, Age 35+
- Children Under Age 10

## MATURE FAMILIES
- Home Improvement, Age 40+
- Children in High School/ College
- Outside Employment

## EMPTY NESTERS
- Home Perfection, Age 50+
- Adult Children
- Planning for Retirement
- Second Home

fitness mind, body + spirit

American Baby

Siempre Mujer

Parents

Ser Padres

Healthy Kids

Better Homes and Gardens

Midwest Living

Country Home

Traditional Home

Family Circle

More

Ladies' Home Journal

5

Slide 6

Meredith Overview

# Broad Media and Marketing Footprint

## National Brands

**Revenues: $1 billion**

- **25 subscription titles**
- **180 Newsstand titles**

## Local Brands

**Revenues: $300 million**

- **12 television stations**
- **10% of U.S. households**

6

Turning to our broadcasting business, our 12 locally branded television stations are located mostly in fast-growing markets such as Atlanta, Phoenix and Portland.

Ten of our stations are in the country's top 50 markets.

This business generates approximately $300 million in revenues, and we reach about 10 percent of U.S. households.

Slide 7

Meredith Overview

# Diverse Local TV Portfolio in Fast-Growing Markets

Portland
Flint-Saginaw
Springfield
Des Moines
Hartford
New York
Las Vegas
Kansas City
Phoenix
Nashville
Greenville
Atlanta

7

According to the latest rankings, our markets grew at an average rate of 2.2 percent, compared to the national average of 1.4 percent. Most of our markets continue to grow relative to their peers. Atlanta is on track to overtake Boston as the #7 market in the United States. Nashville and Las Vegas each grew in market size during the latest period of measurement.

Our Meredith Video Solutions group, which translates our publishing brands to broadcast television and broadband video, works primarily from three locations: New York, Des Moines and Portland.

Slide 8

Meredith Overview

# Broad Media and Marketing Footprint

## National Brands
**Revenues: $1 billion**

Better Homes and Gardens
Parents
FamilyCircle
mind, body + spirit fitness
More
american baby
LADIES' Home Journal

- **25 subscription titles**
- **180 Newsstand titles**

## Local Brands
**Revenues: $300 million**

FOX 12 OREGON KPTV-PORT
PDX49
KCTV 5 KANSAS C
my ksmo TV
CBS 5
46 cbs46.com
EYEWITNESS NEWS 3
CBS 3 SPRINGFIELD

- **12 television stations**
- **10% of U.S. households**

## Online & Diversified
**Revenues: $300 million**

More.com
Parents.com
What Will You Call This Kid?
$10,000
DODGE
food family
directive
genex.
NMS new media strategies
O'GRADY MEYERS
WAL*MART
REALOGY
FRANCHISING
SETTLEMENT
MORTGAGE
BROKERAGE
RELOCATION
UNIVERSAL FURNITURE

- **40+ Web sites**
- **Broadband Video**
- **Integrated Marketing**
- **Brand Licensing**

8

The final element to our media and marketing footprint is our online and diversified businesses.

Our 40+ consumer Web sites draw 20 million unique visitors each month, and produce some of the highest profit margins at our company.

Our fast-growing integrated marketing business has custom marketing relationships with many of America's largest companies. We've been aggressively adding new digital capabilities to this business.

The success of our brand licensing business is proving the strength and relevance of our brands beyond traditional media -- as demonstrated by recent announcements with partners such as Wal-Mart, Realogy and Universal Furniture.

Tying all of our businesses together is our enduring connection to the consumer. Our 85 million name database is one of the largest in the media industry. The database supports our circulation and marketing activities and helps us expand in a variety of new directions.

Slide 9

Meredith Overview

# Extensive Online and Video Portfolio

## National Brands

scrapbooks etc.
FamilyCircle
Better Homes and Gardens
FREE YEAR + 2 FREE GIFTS
You Could Win Our
$10,000
Kitchen
Giveaway
Decorating
Gardening
Remodeling

- 25 websites
- 11 million unique visitors
- 140 million page views
- 3.3 million online subscriptions

## Local Brands

CAN YOU HELP?
VEHICLES
BEGINNINGS
CBS 5 News Makes Mornings Easier
Weekdays 4:30 - 7:00am
WEATHER NOW
FOX 12 OREGON
WEATHER
46 NEWS
ED VOYLES HONDA

- 18 websites
- 8 million unique visitors
- 35 million page views
- Mobile platforms

## Broadband

Better

Parents tv

- 2 Broadband channels
- 2.3 million video clips
- Video on demand
- Custom production

9

Today, in our online activities, we serve 20 million unique visitors and deliver about 170 million page views monthly at our magazine and television station sites -- another business of significant scale.

Beyond offering an additional editorial platform for our consumers, the Internet is an important tool to help generate subscriptions to support our magazine circulation activity. Web-sourced subscriptions cost half traditional direct-mail sources. We generated 3.3 million online orders in fiscal 2008.

Slide 10

Meredith Overview

# Growing Meredith Integrated Marketing Capabilities

- Deep breadth of services
  - Custom publishing
  - Online
  - Word of mouth
  - Database marketing
- Transformative growth underway
- Not dependent on advertising

10

Meredith Integrated Marketing is the business-to-business arm of the company. Its core mission is to work with corporate clients to create targeted marketing programs that increase loyalty and drive revenues for our clients' brands.

The benefit to Meredith, beyond strengthening our ties to some of America's largest companies, is that Integrated Marketing delivers a growing and profitable revenue source that is not dependent on advertising.

This is one of our fastest-growing businesses, and in fiscal 2008 generated revenues of more than $150 million, up nearly 50 percent from fiscal 2007.

Slide 11

Meredith Overview

# Growing Meredith Integrated Marketing Capabilities

## Meredith Integrated Marketing (pre-acquisitions)

Offline Custom Marketing — Database — Consumer Research — Editorial Expertise

## O'Grady Meyers

Online CRM Strategy — Online Promotions — Online Branding — Site Design

## Genex

Site Design — Multi-channel Marketing Strategies — E-CRM Strategy — E-Commerce Strategy

## New Media Strategies

Word-of-Mouth Marketing — Viral — Online Research — Consumer Monitoring

## Directive

Database Marketing — Analytics — Customer Asset Management

## Big Communications

Healthcare Marketing — Content Development — Social Networking — Mobile

11

In recent years, we've made a series of acquisitions to expand our capabilities in this high-growth business. Here's how these acquisitions have contributed to creating the "new" Meredith Integrated Marketing.

Through acquiring OGM, we achieved immediate online publishing and marketing capabilities, with particular strength in e-crm strategy and branding for CPG clients like Nestle.

The addition of Genex gave us bench strength in Web site architecture and application development specially relevant to clients in the automotive and financial services sector.

New Media Strategies enhanced our capabilities in the rapidly developing category of word of mouth and viral marketing which applies across all our clients, and in fact, helps Meredith's own business.

Directive has given us skill at database and customer targeting.

BIG also brings us new competencies within the healthcare industry, and important contacts inside the marketing departments of the world's largest pharmaceutical companies.

These transactions have brought Meredith meaningful new client relationships. And we've been further rewarded by winning business from existing Meredith clients.

Slide 12

Meredith Overview

# Vast Reach Across Media Platforms

| | |
|---|---|
| • National Magazine Audience: | 75 million |
| • Local Television Audience: | 10 million |
| • Online Unique Visitors: | 20 million |
| • Database Names: | 85 million |
| • Custom Publishing Impressions: | 185 million |
| • International Reach: | 3 million |

All are annual numbers except unique visitors, which is monthly, and database names

Meredith CORPORATION

Put it all together and you can see we've built businesses of meaningful scale.

Across our national magazine and local television business, we reach 85 million adults each year.

Online we are serving approximately 20 million unique visitors each month and generating approximately 2 billion page views annually.

Our database contains 85 million names. We have rich data on seven out of 10 home-owning households.

Our custom publishing business generates 185 million impressions per year.

The international editions of our various magazines reach 3 million people per year.

Slide 13

# Agenda

- Meredith overview
- Multi-platform brands across life stages
- Financial overview

13

With that overview of our business, I'll take you through some ways we're expanding our content expertise and extending our brands.

Slide 14

Meredith Overview

# Rich Breadth of Content Expertise

Home/Shelter
Parenthood/Family
Women's Lifestyle
Health
Better
Parents
Parents.tv
baby
fitness
diabetic LIVING
heart-healthy LIVING
BIG COMMUNICATIONS
THE SONOMA DIET
More
mujer
More.com

14

Slide 15

Multi-Platform Brands

# American Baby: Serving 90% of All New Moms Annually

MONTHLY MAGAZINE
STAGE-BASED MAGAZINES
STAGE-BASED HISPANIC MAGAZINES
ONLINE
EXPERIENTIAL MARKETING
SAMPLING & INSERT SOLUTIONS
WIRELESS PODCASTING
VIDEO ON DEMAND
CUSTOM SOLUTIONS
american baby
baby
espera
meses
baby & you
Loving
¡VIVA

15

We purchased American Baby in 2002. The acquisition has been a home run by every measure -- financial and otherwise. The American Baby brand is anchored by a consumer magazine that reaches fully half of all new parents every year.

Beyond the magazine, American Baby serves new moms through channels that include:

  Online
  Wireless
  Sampling and Direct Marketing
  Custom Communications
  Video on Demand
  Events and sponsorships
  Hispanic magazines
  And stage-based magazines

When you add up all of the brand's platforms, American Baby reaches more than 90 percent of all new moms each year. These names feed directly into our database, giving us a rich research to market other of our products and services -- and the messages of our advertisers.

Slide 16

Multi-Platform Brands

# Parents: The #1 Parenthood Authority

Broadband
Magazine
Online
Hispanic
Research
Advocacy
Mobile
Licensing

16

In Parents -- the next life stage in our portfolio following American Baby - we've strengthened an already powerful brand since acquiring it in 2005. We've hired aggressive sales leadership and applied Meredith's proven circulation strategies. Additionally, we've launched an exciting new online property and a broadband video channel, which I'll speak to in a moment.

Parents is the most trusted authority in the parenthood category. It's nearly 15 million monthly readers are found largely from American Baby's database. We do not need to use direct mail to maintain Parents' rate base.

Today, Parents is a vibrant brand with many extensions to many media platforms, including events, books, licensed products, international editions and a powerful Web site.

Slide 17

Multi-Platform Brands

# Parents: Powerful Online and Video Presence

- Launched in July 2007
- Features Web 2.0 functionality
- Unique Selling Points
  - Multiple parenthood brands
  - Reaches broad age-span of parents
  - Personalization for multiple children
- Parents TV is accessible via:
  - The Parents' Portal
  - Parents.tv
  - Comcast video on demand

Parents.com
She should be crawling when??
family
Sunny Sunshine Crib Toy
Baby Name Finder
Fernanda
My GrOWing Belly
Parents tv
24 issues for $0 Parents
Can you Afford to stay home?
hot topics
Got Games?
what's for Dinner?
fitness

Parents tv

17

Parents.com serves as the launching pad for all of our online parenting brands. Unlike competitive sites, it has the ability to serve a wide range and age-span of parents and children alike -- from pre-natal to school-aged.

It features a variety of web 2.0 functionality, including blogs, wikis, and original video. We're extending our video in as many places as we can. For example, Parents TV powers the parenthood channel for Comcast's video on demand platform.

Slide 18

Multi-Platform Brands

# Better Homes and Gardens: A Brand Powerhouse

- Better Homes and Gardens is a true mega-brand
  - Magazine with 40M readers
  - 120 branded newsstand titles
  - Website with 6M unique visitors
  - Broadband channel
  - Daily syndicated TV show
  - Licensed products
  - International editions

Hearty
Slow Cooker
Suppers
Better
Homes
and Gardens
Fall
Beauty
45 Pages of Cozy Decorating, Easy Ideas, and Fabulous Fall Color
How to Make An Average Room Shine
Spicy Colors that Warm Your Home

18

The Better Homes and Gardens brand -- now 87 years young -- continues to evolve and grow in significance to the 40 million-plus audience it aggregates.

In recent years, we have completed a major redesign of the magazine, a re-launch of its web site -- BHG.com, and developed significant new brand extensions including a new retail program at Wal-Mart launched last week.

Better Homes and Gardens is a true mega-brand. Several of its components are listed here. I'll spend a little time discussing each.

Slide 19

Multi-Platform Brands

# BHG Magazine: Broad Consumer Reach and Appeal

- Unmatched awareness
- Nation's #1 home authority:
  - 40 million+ monthly readers
  - Reaches 1 of every 4 US women
  - Large, stable circulation
- Magazine of the Year 2007
- More homeowners turn to *Better Homes and Gardens* than any other magazine

THE A LIST

1 BETTER HOMES AND GARDENS

PARENT: Meredith Corp.
VP-PUBLISHER: Jan Studin
EDITOR IN CHIEF: Gayle Goodson Butler

| | | |
|---|---|---|
| AD PAGES: | 1,669.2 | ↑ 5.1% |
| TOTAL CIRCULATION: | 7,675,910 | ↑ 0.8% |
| SUBSCRIPTIONS: | 7,433,077 | FLAT VS. LAST YEAR |
| SINGLE-COPY SALES: | 242,833 | ↑ 35.5% |

Better Homes and Gardens rode a February redesign to a huge spike in newsstand sales–during a year choppy enough for editors and publishers elsewhere to joke grimly that down is the new flat. The brand team also fixed Better Homes' website, added a video channel, Better.tv, and struck a long-term licensing deal to return its name to the residential real-estate business.

19

Better Homes and Gardens - the monthly magazine itself - is the nation's No. 1 home authority.

BHG has maintained a circulation of 7.6 million for many many years. That's a notable accomplishment given what has happened to other large circulation magazines.

Today it has more than 40 million monthly readers, up 10 percent from a decade ago. It reaches one out of every 4 U.S. women, and has been providing inspiration and information for more than 85 years.

The overall success of the Better Homes brand led to its being named Magazine of the Year by Advertising Age last year -- the highest industry honor.

Slide 20

Multi-Platform Brands

# Strong Expertise Serving Vertical Niche Interests

- Better Homes and Gardens-branded newsstand titles
  - 120 titles
  - 20 million issues sold annually
  - Premium price points

Better Homes and Gardens Special Interest Publications
diabetic LIVING
Eat an apple: Nature's super food
PLUS favorite fall desserts
ELEGANT HOMES
heart-healthy LIVING
9 Little-known signs of heart disease
Garden, Deck & Landscape
Remodel
Small Spaces
Save $600
Country Gardens
KITCHEN AND BATH IDEAS
Create a Warm Welcome
Color, Light, Character
Gourmet Gear for Easy Entertaining
Knobs, Pulls, And Handles For Every Budget
Cut the Noise
Latest Super-Quiet Products
holiday baking
RICH & CREAMY
pumpkin praline pie
pound cakes, cinnamon rolls, & scones
Our best-ever cheesecake

Beyond the monthly edition of Better Homes, we produce more than 120 specialty titles that also use the Better Homes and Gardens brand.

Offered primarily at retail, we sell about 20 million of these magazines each year. They are vertically focused on very specific content, reaching consumers who are passionate about that content. As a result, they command high cover prices.

These special interest publications provide fertile ground for new magazine ideas. For example, Diabetic Living started as an SIP. We are now selling subscriptions to it, investigating brand licensing deals, and publishing it internationally.

Slide 21

Multi-Platform Brands

# BHG.com: Top Online Portal in Category

- No. 1 magazine website for women
- 6 million unique users monthly
- 27,000+ stories, slideshows, recipes, and videos
- 40 million monthly newsletters delivered

Better Homes and Gardens
Get 1 Year FREE!
FREE YEAR + 2 FREE GIF
Decorating
Remodeling
Food & Recipes
Gardening
myBHG
Login
Join Now!
Subscribe
Customer Service
Help
Search
Food & Recipes
Our Best Slow-Cooker Recipes
Here are 18 must-try recipes that beat winter's chill.
Decorating
Quick & Easy Romantic Decor
22 simple homemade gifts and decorations to show you care.
Remodeling
10 Simple Weekend Projects
Check out these quick and easy DIY projects you can make this weekend.

21

Slide 22

Multi-Platform Brands

# Growing TV and Broadband Video Presence

## Better TV

- **Broadband network**
  - 20 Channels
  - Producing 20 hours each week
- **Television show**
  - Daily lifestyle program
  - Syndicated to 35 markets
- **Multiple sources of ad revenue**
  - Local advertising
  - Sponsorships
  - Product placement
  - Syndication to other groups

22

Another key component of our strategy to grow new revenue streams is through video. Through our video production group, Meredith Video Solutions, we are producing broadcast quality video under our Better Homes and Gardens and Parents brands and airing that video online, on air and on demand.

We have four ways to generate revenue:

Advertising

Sponsorships

Product placement

Syndication to other groups

Advertisers to date include P&G, Kraft, General Electric, Kohler and KitchenAid.

Slide 23

Multi-Platform Brands

# Growing Better Homes & Gardens Licensing Activities

- **Wal-Mart**
  - Full line of Better Homes and Gardens home items
  - Approximately 500 SKUs per store
  - Available fall 2008
- **Realogy**
  - Better Homes and Gardens Real Estate

    Service launched July 2008
- **Universal Furniture**
  - Strong launch of 4 furniture lines
- **International Portfolio**

Better Homes and Gardens
60 kitchen
come eat

Better Homes and Gardens
One Space, 3 New Looks

美好家园
Better Homes and Gardens
Let's Go Home

Turning to our licensing initiatives, we have several agreements of note:

Last week, more than 500 Better Homes and Gardens-branded products went on sale at Wal-Mart stores across the country.

This summer, Realogy -- the owner of such well-known real estate franchises as Century 21 and Coldwell Banker -- launched a Better Homes and Gardens-branded international real estate franchise.

And last year, Universal Furniture launched several lines of Better Homes and Gardens-branded home furniture. Today that furniture is available at more than 300 retail locations across the country.

Internationally, Better Homes and Gardens is growing as well. It is the largest consumer magazine in Australia. It also has local editions in China and India.

Revenues from these programs are growing rapidly - at high margins.

Slide 24

Multi-Platform Brands

# Summary: A Multi-Platform Brand

## VIDEO

Gardening Videos
Your Step-by-Step Guides to Planning & Maintaining a Garden

## MAGAZINES

Better Homes and Gardens
Easy Holiday Baking
Flea-Market Style
Better Homes and Gardens
One-Day Decorating
15 Pretty Projects
25 Easy Recipes
Great Garden Ideas
Better Homes and Gardens
Celebrate Fall!

## BOOKS

Better Homes and Gardens
new garden book
Garden Doctor

## WEB

Better Homes and Gardens

## TELEVISION

Better TODAY

## BROADBAND

Better.tv
Better TODAY

## LICENSING

## MOBILE

## INTERNATIONAL

Better Homes and Gardens
Better Homes and Gardens
food for you

In summary, today the Better Homes and Gardens brand aggregates meaningful audiences and generates significant revenue and profit across a variety of platforms, including print, the Internet, video and television and brand licensing.

Our goal is to continue evolving the Better Homes and Gardens brand -- ensuring its relevance to current and future generations of consumers.

Slide 25

# Agenda

- Meredith overview
- Multi-platform brands across life stages
- Financial overview

25

Now I'll turn to our financials.

Slide 26

Financial Overview

# EPS Growth History

$1.67
$2.00
$2.87
$3.16
2002
2004
2006
2008

Fiscal 2002-2006 - Diluted EPS from continuing operations
Fiscal 2008 – Excludes special charge

26

We have a strong historical track record of delivering growth in earnings per share. After several years of sustained growth, earnings per share declined 4 percent in fiscal 2008, reflecting a weaker advertising market and significant increases in paper costs.

Slide 27

Financial Overview

# Strong Free Cash Flow

## Fiscal 1999 through Fiscal 2008

| | |
|---|---|
| Free Cash Flow | $1,200 |
| Net Debt | 300 |
| Deferred Taxes | 200 |
| Stock Option Exercises | 200 |
| **Available Cash** | **$1,900** |
| | |
| Acquisitions, Net of Dispositions | $1,000 |
| Share Repurchases | 700 |
| Dividends | 200 |
| **Utilization of Cash** | **$1,900** |

$ in millions

27

Given our growth in earnings, we have a strong track record of generating cash. We believe we've used that cash well to grow our business and reward our shareholders.

Over the past decade, we have generated more than $1.2 billion of free cash flow, which is defined as net earnings plus depreciation and amortization, less capex and excluding any special items. In a typical year, our free cash flow runs at 110 percent to 115 percent of net earnings.

We have completed approximately $1 billion in net acquisitions. We want to continue executing accretive acquisitions, similar to American Baby and Gruner + Jahr, every few years.

We have a consistent track record of returning capital to our shareholders through share repurchases and dividends.

Slide 28

Financial Overview

# Growing Share Repurchases

$30
$99
$342
$551
2002
2004
2006
2008

$ in millions; fiscal years

Cumulative share repurchases in millions of $; fiscal years

28

We support the stock through an ongoing share repurchase activity. Here we show our cumulative investment in Meredith stock. We repurchased approximately 3.2 million shares in fiscal 2008.

Slide 29

Financial Overview

# Increasing Dividends Per Share

16% CAGR
$0.36
$0.48
$0.64
$0.86
2002
2004
2006
2008

Calendar years

29

We have also increased our dividends meaningfully in recent years, including a 16 percent increase in January of this year.

We have paid dividends for 61 consecutive years. Over the last 10 years, we have increased the dividend at a 12 percent compounded annual growth rate.

Slide 30

# Revenue Growth Drivers

- Advertising rebound
- Meredith Integrated Marketing
- Online and video
- Retransmission fees
- Brand licensing

30

In summary, we have assembled a powerful portfolio of media brands and assets that are well-positioned to deliver meaningful growth and cash flow over time.

We are looking a variety of factors to drive revenue growth, including:

  An advertising rebound at some point in the future.
  Continued strong performance from Meredith Integrated Marketing.
  Growth in our online properties.
  Fees for retransmission of our local television broadcasts.
  Expansion of our brand licensing activities.

We have a very conservative balance sheet with plenty of flexibility to execute strategic acquisitions. We continue to manage our expenses with extreme care. We have a talented employee base and management team.

With that, I'll turn it over to Richard for any questions. Thank you for your time today.